Memorandum No.___________________
Name of Offeree _____________________

NEXT 1
INTERACTIVE, INC.

A Maximum of US$1,500,000 of Units comprised
of one (1) share of Common Stock and one (1)
warrant to purchase one (1) share of Common
Stock

SUBSCRIPTION AND
INVESTMENT REPRESENTATION AGREEMENT

Jesup & Lamont Securities Corporation

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

Units comprised of (i) one (1) share of common stock, par value $0.00001 per share (the “Common
Stock”) and (ii) one (1) warrant to purchase one  (1) share of Common Stock, (collectively the
“Unit” or “Units”)

 (Except as otherwise noted, all references to “dollars” or “$” are in United States dollars).

The undersigned, ___________________________________________ (the “undersigned” or the “Investor”), hereby subscribes for the purchase of Units of  Next 1 Interactive, Inc. Next 1, a Nevada corporation (“Next 1”), in the aggregate amount of $___________.    The undersigned herewith submits the undersigned’s check or effects a wire transfer of immediately available funds in the amount of  $_________ in full payment for such Units (the “Subscription Price”).  In exchange for such payment of the Subscription Price, the undersigned shall receive from the Next 1 ________ amount of Units.

The undersigned understands that (i) Next 1 is offering up to $1,500,000 in Units, (ii) there is a $250,000 minimum amount of Units that must be sold to complete the offering, (iii) the offering and sale of the Units is being made on best efforts basis by Jesup & Lamont Securities Corporation (“Jesup”), as placement agent, (iv) Jesup or its affiliates shall be receiving commissions equal to _10__% of the aggregate purchase price of the Units purchased by the undersigned.

The undersigned hereby agrees to send payment of the $____________ Subscription Price either:

a.	by mailing a check, payable to “Anslow & Jaclin LLP-Attorney Trust Account” – to Anslow & Jaclin LLP, 195 Route 9 South, Suite 204, Manalapan, NJ 07726, attn: Joseph M. Lucosky, Esq. - Partner, or

b.	wiring payment of the Subscription Price to the account set forth below

Name of Bank:  Wachovia Bank, N.A.
Address of Bank:  800 West Main Street, Freehold, NJ
Account Name: Anslow & Jaclin LLP—Attorney Trust Account
Account No.:  2000013292968
ABA No.:  031201467
Reference: Next 1 Interactive, Inc., Inc.

In either case, the undersigned agrees to execute this Subscription and Investment Representation Agreement and mail same to Jesup & Lamont Securities Corporation, 650 Fifth Avenue,  New York, New York 10019, attn:  Edward Cabrera, Director of Corporate Finance.

Consummation of the sale of the Securities to the undersigned and to all other Investors in connection with the offering of a maximum of $1,500,000 of Units shall be completed on or before September 30th , 2009  (the “Closing Date”), unless such Closing Date shall be extended by mutual agreement of the Company and Jesup.

1.	Certain Representations of the Subscriber

In connection with, and in consideration of, the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company and its officers, directors, employees, agents and shareholders that the undersigned:

(a)           Has received and is familiar with (i) a copy of the Next 1’s Private Placement  Memorandum dated August 31, 2009 in connection with Next 1’s offering of up to 60 Units in the amount of $25,000 each comprised of $25,000 principal amount Units and three (3) year Warrants with an exercise price of $2,00 for  Next 1 Common Stock and (ii) such other information as the undersigned has received from Next 1 and Jesup upon request (collectively, the “Next 1 Materials”).

(b)           Has had an opportunity to review and ask questions of an officer of Next 1 concerning the Next 1 Materials and desires no further information respecting such Next 1 Materials.

(c)           Realizes that Next 1 has incurred losses since its inception and must raise additional funds to support its operations.

(d)           Realizes and accepts the personal financial risk attendant to the fact that that purchase of the Units represents a speculative investment involving a high degree of risk, and should not be purchased by any persons not prepared to lose their entire investment.

(e)           Can bear the economic risk of an investment in the Units for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Units, and can afford to hold the Units indefinitely.

(f)           Realizes that there will be a limited market for the Units, and that there are significant restrictions on the transferability of such Units.

(g)           Realizes that the Units have not been registered for sale under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws (the “State Laws”), and they may be sold only pursuant to registration under the Act and State Law, or an opinion of counsel that such registration is not required.

(h)           Is experienced and knowledgeable in financial and business matters, capable of evaluating  the merits and risks of investing in the Units and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor intends to use in connection with a decision as to whether to purchase the Units).

(i)           Realizes that (a) there are substantial restrictions on the transfer of the Units; (b) there is not currently a public market for the Units, and it is unlikely that in the future there will exist a public market for the Units, and accordingly, for the above and other reasons, the undersigned may not be able to liquidate an investment in such securities for an indefinite period.

2.     REPRESENTATIONS AND WARRANTIES OF NEXT 1. Next 1 represents and warrants to and agrees with Investor, as follows:

(a)           The Next 1 Materials as of their respective dates do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)           Next 1 is authorized to issue 200,000,000 shares of its Common Stock. As of the date hereof, an aggregate of 27,264,727 shares of Common Stock are issued and outstanding as of its last quarterly filing.

(c)           All of the outstanding shares of capital stock of Next 1 has been duly authorized and validly issued, is fully paid and non-assessable.

(d)           Next 1 has the requisite corporate power and authority to enter into and execute, deliver and perform their obligations under this Agreement, the Units and the Warrants (collectively, the “Transaction Documents”), including, without limitation to to permit the exercise of such Warrants into Common Stock of Next 1. Each of the Transaction Documents has been duly and validly authorized by Next 1 and, when executed and delivered by Next 1, will constitute a valid and legally binding agreement of Next 1, enforceable against Next 1 in accordance with their terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

(e)           The Units have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and nonassessable.  The stockholders of Next 1 have no preemptive or similar rights with respect to the Common Stock.

(f)  The execution, delivery and performance by Next 1 of the Transaction Documents and the consummation by Next 1 of the transactions contemplated thereby and the fulfillment of the terms thereof will not violate, conflict with or constitute or result in a breach of or a default under  (i) the articles of incorporation of Next 1 or the bylaws of Next 1 (or similar organizational document) or (ii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to Next 1or any of its respective properties or assets.

3.	RIGHT OF FIRST OFFER

 For a period of 12 months from the date hereof, the Investor shall be given not less than ten business days prior written notice of any proposed sale by Next 1 of its common stock or other securities or equity linked debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) Next 1’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) Next 1’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement and (v) as a result of the exercise of Warrants which are granted or issued pursuant to this Agreement (collectively the foregoing are “Excepted Issuances”).  The Investors who exercise their rights pursuant to this Section 3 shall have the right during the ten business days following receipt of the notice to purchase in the aggregate such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Units in the Next 1 Materials.  In the event such terms and conditions are modified during the notice period, the Investors shall be given prompt notice of such modification and shall have the right during the ten business days following the notice of modification to exercise such right.

4.	Investment Intent

The undersigned has been advised that the Units have not been registered under the Act or relevant State Laws but are being offered, and will be offered, and sold pursuant to exemptions from the Act and State Laws, and that Next 1’s reliance upon such exemption is predicated in part on the undersigned’s representations contained herein.  The undersigned represents and warrants that the Units are being purchased for the undersigned’s own account and for long term investment and without the intention of reselling or redistributing the Units; that the undersigned has made no agreement with others regarding any of the Units; and that the undersigned’s financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Units in the foreseeable future.  The undersigned is aware that (1) there is presently no public market for the Units, and in the view of the Securities and Exchange Commission a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Units and for which the Units were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (2) the transferability of the Units is restricted and (a) requires the written consent of Next 1, and (b) will be further restricted by a legend placed on the certificate(s) representing the Units containing substantially the following language:

The securities represented by this certificate have not been registered under either the Securities Act of 1933 or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such laws covering such securities, or Next 1 receives an opinion of counsel acceptable to Next 1 stating that such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such laws.

The undersigned further represents and agrees that if contrary to the undersigned’s foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Units in any manner, the undersigned shall not do so without first obtaining (1) an opinion of counsel satisfactory to Next 1 that such proposed disposition or transfer may be made lawfully without the registration of such Units pursuant to the Act and applicable State Laws, or (2) registration of such Units (it being expressly understood that Next 1 shall not have any obligation to register such Units except as explicitly provided by written agreement).

5.	Residence

The undersigned represents and warrants that the undersigned is a bona fide resident of the State of _________________________ and that the Units are being accepted by the undersigned in the undersigned’s name solely for the undersigned’s own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization except as specifically set forth in this Agreement).

PARAGRAPH 6 BELOW IS REQUIRED IN CONNECTION WITH EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY NEXT 1 WITH RESPECT TO OFFER AND SALE OF THE UNITS.  ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY NEXT 1, THE AGENT, AND THEIR COUNSEL.  THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION WHICH NEXT 1 OR THEIR COUNSEL DEEMS NECESSARY IN ORDER TO VERIFY THE RESPONSES SET FORTH ABOVE.

6.	Accredited Status

The undersigned represents and warrants as follows (check if applicable):

a.	Accredited Investor: Individual

(1)_______ The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.  (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

(2)________ The undersigned is an individual who had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year; or

(3)________ The undersigned is an individual who had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects an income in excess of $300,000 in the current year.

(4)________ The undersigned is a director or executive officer of the Company.

b.	Accredited Investor: Entity

(1)________ The undersigned is an entity all of whose equity owners meet one of the tests set forth in a through d above.

(2)________ The undersigned is an entity and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.  This representation is based on the following (check one or more, as applicable):

(a)______ The undersigned (or in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act, acting either in its individual or fiduciary capacity.

(b)______ The undersigned is an insurance company as defined in Section 2(13) of the Act.

(c)_______ The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

(d)________ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(e)________ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one of more, as applicable):

(i)________ the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or

(ii)________ the employee benefit plan has total assets in excess of $5,000,000; or

(iii)________ the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the 1933 Act.

(f)________ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(g)________ The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

(i)________an organization described in Section 501(c)(3) of the Internal Revenue Code; or

(ii)________ a corporation; or

(iii)________ a Massachusetts or similar business, trust; or

(iv)________ a partnership.

(h)_________ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the investment in the Units.  IF ONLY THIS RESPONSE IS CHECKED, PLEASE CONTACT THE COMPANY TO RECEIVE AND COMPLETE AN INFORMATION STATEMENT BEFORE THIS SUBSCRIPTION CAN BE CONSIDERED BY NEXT 1.

7.	Manner in Which Title to the Units and warrants Is To Be Held

Please check one:
______Individual
______Joint Tenant with Right of Survivorship
______Partnership
______Tenants in Common
______Corporation
______Other (Specify_____________________)

8.	Miscellaneous

(a)           The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations, and warranties contained herein; agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution of the Units; and further agrees to indemnify and hold harmless Next 1, each of their current and future officers, directors, employees, agents and shareholders from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

(b)           This Agreement shall inure to the benefit of and be binding upon Investor, Next 1  and their respective successors and legal representatives. Neither Next 1, nor any Investor may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

(c)           This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

(d)           If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

(e)           THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, NEW YORK AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

(f)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)           Facsimile signatures shall be construed and considered original signatures for purposes of enforcement of the terms of this agreement.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INDIVIDUAL SUBSCRIBERS:

Signature

Name (Typed or Printed)

Street Address

City, State and Zip Code

Home Telephone Number

Social Security Number

Tax Identification Number (for corporations or other entities)

Next 1 Interactive, Inc., hereby acknowledges receipt from ________________of such subscriber’s check in the amount of $                   , and accepts this subscription of           Units as of September            , 2009.

NEXT 1 INTERACTIVE, INC.

Signature

Name (Typed or Printed)

Title